UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                 FORM 8-K

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

   Date of Report (date of earliest event reported): January 19, 2009

                        SPRING CREEK CAPITAL INC..
           (Exact Name of Registrant as Specified in Its Charter)

   Nevada                        333-135213                     98-0491567
(State or Other Jurisdiction (Commission File Number)         I.R.S. Employer
of Incorporation) 							Identification No.)

                              409 Brevard Avenue
                                    Suite 7
                                Cocoa, FL 32923
                   (Address of principal executive offices)

                               (321)-433-1136)
                         (Issuer's telephone number)

               5190 Neil Road, Suite 430, Reno, Nevada
      (former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

[  ]	Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))








SECTION 5 ? Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)	  At a Special Meeting of the Board of Directors of the Company held on
January 19, 2009, Mr. Kelly T. Hickel was appointed as a director of the Company. Simultaneously, the previous sole director, Sharon Farris, resigned as an officer and director of the Company, effective immediately. Mr. Hickel also was elected as Chairman, CEO, President and Secretary.

(c)	KELLY T. HICKEL served as the Chairman of Paradise Music &
Entertainment, Inc. (PDSE.pk) in February 2001 until he resigned in June 2006. Previously, Mr. Hickel was the turn-around President of Miniscribe Corp., a troubled Fortune 500 disk drive manufacturer, from 1989 to 1990. Mr. Hickel helped conduct a 363B sale to Maxtor from bankruptcy and supported the estate as it returned $900 million to its stakeholders including 41% of the value to the public shareholders. He was the President of the Maxwell Technology Information Systems Group from 1993 until 1997, during which, Maxwell was the 9th best performing stock on NASDAQ and the #1 performing stock in California in 1996. Mr. Hickel was, recently, Chairman and Chief Restructuring Office of The Tyree Company in Farmingdale, New York. He is Managing Director of The Turnaround Group, LLC and Strategic Growth Associates, a Denver-based advisory firm, CEO of Environmental Testing Laboratories, Inc. and Chairman of the Advisory Committee for Leaddog Capital Partners, Inc. Mr. Hickel has arranged a number of private and public company financings and financial restructuring over the years. Mr. Hickel is a graduate of Indiana University, with a Bachelors of Science, and has attended coursework at Columbia University. He is 66 years old

      There are no transactions, or series of transactions, since the beginning of the Company?s current fiscal year on February 1, 2008, or any proposed transaction, to which the Company or any subsidiary, was or is to be a party in which Mr. Hickel had, or will have, a direct or indirect interest. There is no material plan, contract or arrangement (whether or not written)or any amendments to existing such plans, contracts or agreements, involving the Company to which Mr. Hickel, is a party.

	There were no disagreements with the former sole director, Sharon Farris, who resigned voluntarily, and Ms. Farris did not express any disagreements at the time of her resignation.

Section 8 - Other Events

Item 8.01 Other Events.

	The corporation has changed its principal office and place of business to 409 Brevard Avenue, Suite 7, Cocoa, Florida 32922, and its telephone number to 321-433-1136.

SECTION  9.    FINANCIAL  STATEMENTS  AND  EXHIBITS.

     (a)     Financial  Statements.
             ----------------------

     None.

     (b)     Exhibits.

     None
This report on Form 8-K may contain forward-looking statements that involve risks and uncertainties, as well as assumptions that, if they never materialize or prove incorrect, could cause the results of the Company to differ materially from those expressed or implied by such forward-looking statements. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including any projections of revenue, expenses, earnings or losses from operations or investments, or other financial items; any statements of the plans, strategies and objectives of management for future operations; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. The risks, uncertainties and assumptions referred to above include risks that are described from time to time in our Securities and Exchange Commission, or the SEC, reports filed before this report.

We use words such as anticipates, believes, expects, future, intends and similar expressions to identify forward-looking statements. Our actual results could differ materially from those projected in the forward-looking statements for any reason. We caution you that forward-looking statements of this type are subject to uncertainties and risks, many of which cannot be predicted or quantified.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized officer.

Date: February 4, 2009


                            SPRING CREEK CAPITAL, INC.



                            By /s/ Kelly T. Hickel
                              --------------------------------
                                Kelly T. Hickel
                                Chief Executive Officer








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